Exhibit 99.2

Lesaka

Connect Group February 2022 Results and Group Combined Statements

July 7, 2022

SAFE HARBOR STATEMENT

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information.

The use of words such as "may", "might", "will", "should", "expect", "plan", "anticipate", "believe", "estimate", "project", "intend", "future", "potential" or "continue", and other similar expressions are intended to identify forward-looking statements.

All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements.

These risks and uncertainties may include those discussed in the Company's annual report on Form 10-K for the year ended June 30, 2021, as updated by our recently filed quarterly report on Form 10-Q, on file with the Securities and Exchange Commission, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction.


Lesaka

Introduction to Lesaka

Our Mission

We Strive to Bring Financial Inclusion to Consumers and Merchants in Southern Africa

Lesaka

Building a World Class Fintech Platform

Re-inventing How **Merchants** Grow, Manage, and Digitize Their Businesses Through Innovation

To over 50,000 merchants, we offer innovative digital solutions to manage and grow their businesses and capital

Revolutionizing How a Large **Consumer** Base Accesses, Manages, and Uses Their Money

In many informal communities, we enable access to financial services and cash for individuals to manage their daily lives

Delivering a Dual-Sided Digital Financial Ecosystem in Southern Africa


Digitization of Cash
Growth Capital
Card Acquiring
Bill and Supplier Payments
Value Added Services (VAS)
Financial Switch
POS Sales and Maintenance
Card Production
MSMEs
Enterprises
MERCHANTS
+52,000
CONSUMERS
+1.1 million
Banking
Consumer Credit
Personal Insurance
South Africa
Botswana
Namibia
Zambia

The Lesaka platform offers growth and broader reach


Merchant
TAM
700k Formal
1.4m Informal
MARKET SHARE
<1%
<4%
+6 500
Formal segment clients
+45 500
Informal segment clients
ECOSYSTEM TOUCHPOINTS
over
58 500
Branches
Retailer pay points
ATMs
Satellite sales and service kiosks
Merchants
Consumer
TAM
26m: LSM* 1-6
MARKET SHARE
4%
EPE & EPE lite Consumer **
1.1m

* LSM = Living standards measure
** Easy Pay everywhere ("EPE") and EPE lite consumers
Source: IFC, Genesis Analytics, Lesaka analysis

Led by an experienced senior leadership team with proven execution ability



Chris Meyer

Group CEO



Naeem Kola

Group CFO



Lincoln Mali

CEO Southern Africa



Steven Heilbron

Connect Group CEO



Denzil Landie

Group Head of Risk and Compliance



Basie Kok

Chief Technology Officer



Karabo Mothibi

Head: Human Resources


Lesaka

Introduction to Connect Group

Connect Group strategic pillars driving successful growth


Retaining and winning new merchants
Product innovation
People
Growth
Service the underserved merchant
Disrupt and innovate through financial technology
Building world-class teams in a high performing environment
Continue to grow organically and through acquisitions

Strategy in action delivering double-digit growth in revenue and EBITDA

	Strategy	Execution on strategy	Impact on financials
Merchant	Service the underserved	Nr Loans: +58%* Kazang devices: +26%* RETAIL BUSINESS FUNDER of the year**	24% ↑ 2022 Growth Net Revenue*****
Product	Disrupt and innovate through financial technology	POS devices: +67%* Vaults: +14%*	40% ↑ EBITDA 5yr CAGR
People	Retain and attract talented employees	75% BBBEE*** employee 31% of management female	R193m Invested in Growth 2022****
Growth	Continue to grow organically and through acquisitions	Kazang acquisition	R181m Free Cash Flow ****

*3 year CAGR ** Wealth and finance Fintech Awards 2021 *** Broad Based Black Economic Empowerment
**** Refer slide 17 for further details and calculation ***** Refer Slide 14

Offering innovative solutions to the formal and informal sectors

Informal Sector

(less than R150,000 pm t/o, rural/township/spaza/trader)

Innovating for MSME's In Southern Africa

Formal Sector

(higher t/o, urban, access to formal bank relationships)


Digitization of Cash
VAS & Bill Payments
Card Acquiring
Growth Capital

Informal Sector: Kazang Connect Vaults; Kazang Connect; KazangPay Connect; Kazang Connect Advance

Formal Sector: cash connect; EasyPay "a better way to pay"; card connect; capital connect

Lesaka



Connect Group Performance

Connect Group: Key Revenue Drivers* and 3 year CAGRs

Kazang VAS & Bill payment

3 YEAR CAGR: Value processed: **53%** Devices: **26%**


Value processed (Rbn)
Devices
15 382
19 004
23 116
27 513
34 857
45 897
3
4
5
7
13
19
FY2017
FY2018
FY2019
FY2020
FY2021
FY2022

Card Connect & Kazang Pay

3 YEAR CAGR: Value processed: **16%** Devices: **67%**


Card value processed (Rbn)
Active terminals
2,1
2,7
3,1
3,4
2,7
4,8
2 668
3 566
4 102
4 578
5 441
18 968
FY2017
FY2018
FY2019
FY2020
FY2021
FY2022

Cash Connect

3 YEAR CAGR: Value processed: **18%** Devices: **14%**


Value processed (Rbn)
Cash vaults
1 795
2 206
2 710
3 158
3 560
3 999
40
51
60
76
80
99
FY2017
FY2018
FY2019
FY2020
FY2021
FY2022

Capital Connect

3 YEAR CAGR: Value advanced: **69%** # loans : **58%**


Loan capital advanced p.a (Rm)
Loan book size (Rm)
Nr of loans
17
16
112
152
46
246
333
102
287
308
129
535
596
211
FY2018
FY2019
FY2020
FY2021
FY2022

* Based on Connect Group February financial year end cycle
Source: Connect Group analysis, unaudited management accounts

Revenue Analysis – Reconciliation of Gross and Net Revenue (R million)


R4 235
(R3 182)
R1 052
Revenue per AFS
Face value of airtime
Net Revenue
2021
R5 152
(R3 845)
R1 307
Revenue per AFS
Face value of airtime
Net Revenue
2022
24% yoy

Note 1 : Face value of airtime included in Gross Revenue
is based on Connect Group management accounts to 28 February 2022 and 2021

Net Revenue Breakdown by Major Product Group (millions)

Kazang (VAS & Bill payment)


$31.3
$44.7
28%
yoy
R518
R665
2021
2022

Card Connect & Kazang Pay


$2.9
$4.9
51%
yoy
R 48
R 73
2021
2022

Cash Connect


$30.9
$40.9
19%
yoy
R 512
R 609
2021
2022

Capital Connect


$1.9
$3.6
70%
yoy
R 32
R 54
2021
2022

Note1: Please refer to Annexure B for revenue reconciliation to US GAAP
Note2 : average exchange rates used for conversion to US dollars: 2022 – R14,8583 and 2021 – R16.5128
Note 3 : percentage change based on Rand values

Gross Margins and EBITDA for year ended 28 February 2021 and 2022 (millions)


Gross Profit %
39.5%
43.6%
$38.3
$25.2
37% yoy
$25.7
R375 warranted
$18.4
26% yoy
R416
R570
R304
R381
Gross Profit *
EBITDA **
2021
2022

* Refer Annexure B ** Refer Annexure C

Average exchange rates used for conversion to US dollars: 2022 – R14,8583 and 2021 – R16.5128

High Cash Conversion Ratio with Re-investment into Growth - 28 February 2022


Invested in Growth
R381
R82
R111
R7
R181
EBITDA
Working Capital
Growth Capex
Maintenance Capex
Free Cash Flow

Note 1 : Free cash flow is calculated before taxes and interest

Note 2 : Maintenance capital expenditure based on management accounts for the year ended 28 February 2022



Combined Accounts

Basis for preparation of combined accounts for 12 months to 28 February 2022

1 Lesaka Adj (Pre-Connect) 12 months ended 28 Feb 2022

+

2 Connect Group 12 months ended 28 Feb 2022

=

3 Lesaka combined accounts 12 months ended 28 Feb 2022

- Combined accounts are provided for information purposes only in order to show a 12 month like for like combination
- These have not been reviewed or audited
- Prepared utilising the most recent disclosed and audited US GAAP financials
- Lesaka (pre-Connect) numbers reflect the 12 months from March 1, 2021 – February 28, 2022
- The full benefit of cost savings initiatives under Project Spring are not reflected in the combined numbers

Combined accounts: Headline Items for 12 months to 28 February 2022 on a US GAAP basis

	Revenue	Gross Margin	OPEX	Normalised EBITDA Note 1
Lesaka	134 365	40 670	(79 358)	(38 688)
Connect	346 719	44 096	(18 954)	25 142
Pro forma adjustments			Note 2 (1 783)	(1 783)
Combined Results	481 084	84 766	(100 095)	(15 329)

Note 1 – Normalised EBITDA excludes once off cost related to re-organization expenses and transaction costs
Note 2 – Stock compensation charge

Normalised EBITDA ($'000) for 12 months to 28 February 2022


Normalised Lesaka EBITDA
Normalised Connect EBITDA
Normalised Combined EBITDA
Adjustments (Note 1)
Normalised EBITDA Combined
-$38,7
$25.1
-$13,5
-$1.8
-$15,3

Excludes the annualised benefits of cost saving initiatives that have come through after 28 February 2022 of Project Spring

Note 1 – Stock compensation charge

Proforma net debt position after Connect Group acquisition

USD (millions)	March 31, 2022
Company cash on hand*	184
Connect Group Net debt on hand	(70)
Net cash	**114**
Acquisition funding	**(240)**
Lesaka debt raised	(76)
Connect debt raised	(17)
Less cash utilised	(147)
Lesaka proforma net debt	(126)



All amounts translated at R14.55 to $1

* Cash on hand represents cash and cash equivalents


Lesaka

Summary

Connect Group investment offers….

1. Large addressable market driven by secular trends, with high growth opportunities
2. Differentiated Merchant business characterized by high growth and robust profitability
3. Opportunity to integrate with Lesaka's Consumer business – creating a self reinforcing ecosystem, serving the needs of consumers and merchants
4. Management team with execution track record of successful growth

Offering compounding value for Merchants, Consumers, and Shareholders

Our Business Model Enables us to:

- Design innovative products to better serve our customers
- Offering more value to incentivize behavior
- Grow our Ecosystem
- Accelerate Flywheel Effect driving a self reinforcing business model
- Generate Greater ROI


Lesaka
More Merchants
More Volume
More Merchant Data
Increasing value to
Merchants
Better Insights
More Revenue
More Trust
More Partners
More Consumers
More Transactions
More Consumer Data
Increasing value to
Consumers

Strategic focus areas for FY2022

Return consumer business to breakeven

- Grow merchant base
- Grow active EPE
- Grow ARPU
- Optimise costs
- Be a world-class fintech organisation
- Engage stakeholders

Lesaka

7 July 2022

Thank you

Lesaka

Annexure A: Combined Income Statement for 12 months to 28 February 2022

	LESAKA	CONNECT	ADJUSTMENTS	COMBINED
	$ '000	$ '000	$ '000	$ '000
REVENUE	134 365	346 719	-	481 084
COST OF GOODS SOLD	(93 695)	(302 623)	-	(396 318)
GROSS PROFIT	40 670	44 096	-	84 766
SELLING, GENERAL, ADMINISTRATION	(79 358)	(18 954)	(1 783)	(100 095)
NORMALISED EBITDA (NON GAAP MEASURE)	(38 688)	25 142	(1 783)	(15 329)
DEPRECIATION AND AMORTIZATION	(3 469)	(9 476)	(14 798)	(27 743)
REORGANISATION CHARGE	(6 353)	-	-	(6 353)
TRANSACTION COSTS RELATED TO CONNECT GROUP	(1 854)	(570)	-	(2 424)
OPERATING INCOME	(50 364)	15 096	(16 581)	(51 849)
CHANGE IN FAIR VALUE OF EQUITY SECURITIES	34 134	-	-	34 134
FAIR VALUE OF CURRENCY ADJUSTMENT	3 691	-	-	3 691
LOSS ON SALE OF EQUITY ACCOUNTED INVESTMENT	(242)	-	-	(242)
GAIN ON DISPOSAL OF EQUITIES	720	-	-	720
INTEREST INCOME	1 528	316	-	1 844
INTEREST EXPENSE	(3 065)	(5 076)	-	(8 141)
INCOME BEFORE TAXES	(13 598)	10 336	(16 581)	(19 843)
INCOME TAX EXPENSE	(5 979)	(3 136)	4 143	(4 972)
NET INCOME FROM CONTINUING OPERATIONS	(19 577)	7 200	(12 438)	(24 815)
(LOSS) EARNINGS FROM EQUITY ACCOUNTED INVESTMENTS	(6 177)	-	-	(6 117)
NET INCOME	(25 694)	7 200	(12 438)	(30 932)

Annexure B: Connect Group Revenue Reconciliations (R'000)

NET REVENUE AND GROSS PROFIT % CALCULATION	28 FEB 2022	28 FEB 2021	COMMENTS
	R'000	R'000	
Revenue (US GAAP)	5 151 666 378	4 234 613 920	Refer 8K-A filing
Face value of Airtime included in Revenue	(3 845 077 656)	(3 182 171 23)	Connect management accounts
Net Revenue	1 306 588 722	1 052 442 697	
Gross Profit	569 630 572	415 577 215	Refer 8K-A filing
Gross Profit %	43.6%	39.5%	

PRODUCT LINE REVENUE TO US GAAP	28 FEB 2022	28 FEB 2021	
	R'000	R'000	
Kazang Connect	664 899 110	517 946 869	Connect management accounts
Card Acquiring	72 813 126	48 284 484	Connect management accounts
Cash Connect	608 795 518	511 611 829	Connect management accounts
Capital Connect	54 076 899	31 723 210	Connect management accounts
Total Revenue per Product Breakdown (Slide 15)	1 400 584 653	1 109 566 391	
Face Value of Airtime	3 845 077 656	3 182 171 223	Connect management accounts
Other Income	(53 006 700)	(49 317 766)	Refer Note 15 in 8K-A filing
Consolidation entry (administration & origination fees)	(8 598 331)	(3 449 324)	
Other Reconciling items	(32 390 900)	(4 356 604)	Management accounts
Total Revenue (US GAAP)	5 151 666 378	4 234 613 920	

Lesaka

Annexure C: Connect Group EBITDA Reconciliation to US GAAP

	28 FEBRUARY 2022	28 FEBRUARY 2021
	R '000	R '000
REVENUE	5 151 666	4 234 614
COST OF SALES	(4 582 036)	3 819 037
GROSS PROFIT	569 631	415 577
OTHER INCOME	53 007	49 318
OPERATING EXPENSES	(381 391)	(293 778)
ADJUSTMENTS TO EBITDA ADDED BACK	139 709	132 220
DEPRECIATION	92 412	83 870
AMORTISATION OF INTANGIBLE ASSETS	48 392	48 546
REALLOCATED FINANCE COSTS	(9 566)	(196)
TRANSACTION COSTS	8 472	-
EBITDA (NON GAAP MEASURE)	380 955	303 337
LESS ADJUSTMENTS TO CALCULATED EBITDA	(139 709)	(132 220)
OPERATING PROFIT	241 246	171 117
FINANCE INCOME	4 703	2 619
INTEREST PAID	(75 423)	(72 035)
PROFIT BEFORE TAXATION	170 526	101 702
TAXATION	(46 593)	(26 394)
PROFIT AFTER TAXATION	123 933	75 308

Annexure D: Defined Terms

Unless specifically noted otherwise within this presentation, the following terms are hereby defined as follows:

Constant Currency: We analyze our results of operations both in U.S. dollars, as presented in the consolidated financial statements, and supplementally in ZAR, because ZAR is the functional currency of the entities which contribute the majority of our revenue and costs and is the currency in which the majority of our transactions are initially incurred and measured. Due to the significant impact of currency fluctuations between the U.S. dollar and ZAR on our reported results and because we use the U.S. dollar as our reporting currency, we believe that the supplemental presentation of our results of operations in ZAR is useful to investors to understand the changes in the underlying trends of our business. The use of constant currency is a non-GAAP measure.

Connect's functional currency is primarily the ZAR, which is also its reporting currency, and its combined financial statements for the years ended 28 February 2022 and 2011 were prepared in ZAR. Information provided in this presentation related to Connect's historical performance has therefore been presented in ZAR, its reporting currency. Upon consolidation into Lesaka's future results, Connects financial performance will be reported through Lesaka in U.S. dollars, which is Lesaka's reporting currency.

Normalised EBITDA: Net (loss) income before non-controlling interests, earnings from equity accounted investments, interest, taxation, depreciation and amortization expenses ("EBITDA") adjusted for impairment losses, transaction or financing related charges, and other non-operating or non-recurring items that are considered expenses or income under U.S. GAAP. EBITDA and normalised EBITDA are non-GAAP measures and represent a performance measure that is not intended to represent a liquidity measure.

Reconciliation of US GAAP measures to EBITDA, Normalized EBITDA: The reconciliations are included in Annexure A and Annexure C.

We do not provide reconciliation of our forward-looking non-GAAP measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for GAAP and the related GAAP to non-GAAP reconciliation, including adjustments, that could be made for currency exchange rate fluctuations and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant.